                                                                  EXHIBIT 99.190

[PEROT SYSTEMS LOGO]

                                                                  RELIANT ENERGY

                                                           Friday August 4, 2000

[PEROT SYSTEMS LOGO] Agenda

10:00 - 10:15  Perot Systems Overview

10:15 - 10:45  Global Infrastructure Services

10:45 - 11:15  Systems Integration Services

11:15 - 11:45  SAP Practice

11:45 - Break

12:00 - 12:30  Business Consulting - Change Management

12:30 - 13:00  Business Consulting - E-commerce

13:00 - 13:30  Energy Domain Discussion

13:30 - 14:15  Q & A

14:15 - 14:30  Merit Drive

[PEROT SYSTEMS LOGO]

PEROT SYSTEMS CORPORATION OVERVIEW - JOHN KING

[PEROT SYSTEMS LOGO] Growth Track Record

[CHART]             [CHART]             [CHART]

[PEROT SYSTEMS LOGO] Perot Systems Organization

                                                                    PEROTSYSTEMS

                                                                   July 11, 2000

                                    [CHART]

[PEROT SYSTEMS LOGO] U.S. Offices

                                     [MAP]

[PEROT SYSTEMS LOGO] European and Asian Offices

                                     [MAP]

[PEROT SYSTEMS LOGO] Corporate Values

We serve our customers --
WITH INNOVATIVE, RESPONSIVE SOLUTIONS TO THEIR NEEDS.

We value our people --
BY ATTRACTING, DEVELOPING, AND RECOGNIZING OUTSTANDING PEOPLE, AND CARING FOR THEM AND THEIR FAMILIES.

We operate with integrity --
BY TREATING OUR CUSTOMERS, PEOPLE, AND SUPPLIERS IN A FAIR AND HONEST MANNER, AS WE WOULD WANT TO BE TREATED.

We reward our stockholders --
BY PRODUCING STRONG FINANCIAL PERFORMANCE FROM WHICH EVERYONE BENEFITS.

We contribute to our community --
BY USING OUR TALENTS AND RESOURCES TO BETTER THE CONDITIONS IN THE DIVERSE COMMUNITIES IN WHICH WE WORK.

Lead BY EXAMPLE.

Conduct OUR PERSONAL AND PROFESSIONAL LIFE IN A MANAGER THAT WILL BRING CREDIT TO OURSELVES, OUR FAMILY, AND OUR COMPANY AT ALL TIMES

Operate IN THE CENTER OF THE FIELD OF ETHICAL BEHAVIOR -- NEVER ON THE
SIDELINES.

Create AND MAINTAIN AN ATMOSPHERE OF MUTUAL TRUST AND RESPECT.

Listen CAREFULLY TO OUR CUSTOMERS AND OUR TEAM MEMBERS WHO WORK DIRECTLY WITH OUR CUSTOMERS, AND BE OPEN TO IDEAS.

Encourage EVERY TEAM MEMBER TO TAKE RISKS, EXERCISE INITIATIVE, DELIVER QUALITY RESULTS, AND NEVER BE AFRAID TO MAKE HONEST MISTAKES.

Create A SUPPORTIVE ENVIRONMENT THAT NURTURES PERSONAL AND PROFESSIONAL GROWTH.

Do WHAT WE SAY WE'RE GOING TO DO -- AND MORE THAN IS EXPECTED.

And finally, WHILE WE ARE BUILDING THIS GREAT COMPANY -- HAVE FUN!

[PEROT SYSTEMS LOGO] What We Do -- Overview

WE FOCUS

[GRAPHIC]
                    RAPID GROWTH,

                              CHANGE

                         INDUSTRY GROUPS

[PEROT SYSTEMS LOGO] What We Do -- Integrated Service Offerings

[CHART]

[PEROT SYSTEMS LOGO] Vertical Industry Focus

                                   [GRAPHIC]

[PEROT SYSTEMS LOGO] Vertical Industry Focus

                                   [GRAPHIC]

[PEROT SYSTEMS LOGO] Some of Our Clients and Key Events

                                   [TIMELINE]

[PEROT SYSTEMS LOGO] Subsidiaries and Equity Partners

PEROT SYSTEMS AUGMENTS ITS BUSINESS AND TECHNICAL STRENGTHS THROUGH PARTNERSHIPS AND ALLIANCES. PEROT SYSTEMS HAS MADE SEVERAL ACQUISITIONS SINCE 1996, ADDING STRENGTH IN THE AREAS OF BUSINESS INTEGRATION AND CONSULTING, BUSINESS TO BUSINESS E-COMMERCE, BUSINESS RE-ENGINEERING, SAP IMPLEMENTATION, DATA MINING AND SYSTEMS MANAGEMENT.

                                   [TIMELINE]

   SYLLOGIC, A LEADER IN THE DATA MINING AND SYSTEMS MANAGEMENT, AND, SOLUTIONS CONSULTING, A LEADER IN SAP IMPLEMENTATION, ARE SOME OF THE LATEST ADDITIONS TO
                     THE PEROT SYSTEMS FAMILY OF BUSINESSES

[PEROT SYSTEMS LOGO] The Partnership Development Process

                                   [GRAPHIC]

[PEROT SYSTEMS LOGO]

                GLOBAL INFRASTRUCTURE SERVICES (GIS) OVERVIEW --
                                 DERRELL JAMES

[PEROT SYSTEMS LOGO] Agenda

o    Vision

o    What is GIS?

o    Data Center Operations

o    Infrastructure Practices

o    Strategic Partnerships

[PEROT SYSTEMS LOGO] A Vision of Infrastructure Operations

o    Demand for managed infrastructure services has never been greater

o Tremendous demand to move some key systems to "Internet data centers"; but private, "hardened" data centers will not disappear.

o    "New breed" of infra providers; now challenged to offer managed services

o    Unique value in offering total, seamless infrastructure solutions

o World-class total solutions require partnerships between traditional and "new breed" providers.

o Those who recognize the opportunities presented by these changes are greatly rewarded

o Perot Systems must hone its core infrastructure management capabilities and supplement non-core with strategic partnerships

[PEROT SYSTEMS LOGO] Capability Development Process

                                   [GRAPHIC]

[PEROT SYSTEMS LOGO] What is GIS?

o    Global Infrastructure Services

     o    The core "infrastructure utility" for Perot Systems and its clients

o Mission: To provide the highest quality of service at the lowest possible cost by matching business needs to appropriate infrastructure technologies through innovative thought leadership

o We empower our customers by applying our technology competencies, scalability and processes to achieve their business goals

[PEROT SYSTEMS LOGO] The Integrated Management Matrix

                                   [GRAPHIC]

TECHNICAL                                         ORGANIZATIONAL
MANAGEMENT                                          MANAGEMENT
AREAS                                                 AREAS

APPLICATIONS                                      CONFIGURATION

DATABASE                                          PROBLEM

SYSTEM                                            CHANGE

NETWORK                                           OPERATIONS

                                                  INCIDENT/HELP DESK

                                                  SOFTWARE DISTRIBUTION

                                                  AVAILABILITY

                                                  CAPACITY

                                                  COST

                                                  CONTINGENCY

                                                  SERVICE LEVEL

                                                  PLANNING AND CONTROL

                                                  SECURITY


[PEROT SYSTEMS LOGO] GIS Functional Support View

                                    [CHART]

[PEROT SYSTEMS LOGO]

                             DATA CENTER OPERATIONS

[PEROT SYSTEMS LOGO] Data Center Operations Overview

o    Core capability

o    24x7 Level 1-3 operations

                                     [MAP]

o    PSC facilities adding Internet-focused capabilities

[PEROT SYSTEMS LOGO] Multi-Client Business Environment

HEALTH CARE
[GRAPHIC]

o    Magellan
o    TENET
o    St. Joseph's
o    Value Health Sciences
o    Owens & Minor
o    Harvard Pilgrim
o    Cedars Sinai
o    Quintiles

COMMUNICATIONS & MEDIA
[GRAPHIC]

o    MediaOne
o    AT&T
o    British Telecom
o    Cable & Wireless
o    Deutsche Telekom
o    Excel
o    MCI
o    WinStar

TRAVEL & LEISURE
[GRAPHIC]

o    Choice Hotel International
o    Citibank Travel Services
o    Europcar
o    National Car Rental
o    Pentastar
o    Rosenbluth
o    Ryder TRS
o    Alamo Car Rental
o    Triton Container

MANUFACTURING
[GRAPHIC]

o    Cadillac Plastics
o    Chrysler
o    Hayes Wheels
o    Kelsey-Hayes
o    Parsons
o    Rouge Steel
o    Safeskin Corp.
o    Volkswagen of NA
o    SafeSkin

INSURANCE
[GRAPHIC]

o    Hamburg Mannheimer
o    Robert Plan
o    Rocky Mountain Life

ENERGY
[GRAPHIC]

o    Los Angeles Department of Water and Power
o    Northern States Power
o    Southern California Edison
o    CalPX

FINANCIAL SERVICES
[GRAPHIC]

o    Bank of Ireland
o    Barclays Home Mortgage
o    Credit Agricol
o    M&G
o    NationsBank
o    UBS
o    Cedel

[PEROT SYSTEMS LOGO] Internet Data Center Additions

o    Redundant, truly diverse, high capacity Tier 1 Internet connectivity

o    "Ready cabinet" leveraged hosting infrastructure

     o    Pre-provisioned, full redundancy

     o    Routing, switching, caching, load balancing, cabling

o    "Ready mail" leveraged messaging infrastructure

o    Web-centric management tools

o    Support for multicast data/video transmission

o    Future expansion of "front-end" facilities to co-lo partner

[PEROT SYSTEMS LOGO] Internet Hosting Services Architecture

                                    [CHART]

[PEROT SYSTEMS LOGO]

                         ENTERPRISE SYSTEMS MANAGEMENT

[PEROT SYSTEMS LOGO] ESM Practice Mission

o Provide our clients predictability and efficiency in the operations of their Distributed Systems Information Technology environment through the:

     o    Development of formal IT operations processes.

     o    Re-alignment of the IT operational organization.

     o    Deployment of systems management technologies.

o ... thereby formally establishing Information Technology Operations as a mission critical business activity.

[PEROT SYSTEMS LOGO] ESM Service Offerings

                                    [CHART]

                                    [CHART]

[PEROT SYSTEMS LOGO] ESM Presence

                                    [GRAPHIC]

[PEROT SYSTEMS LOGO] ESM Methodology

                                    [GRAPHIC]

[PEROT SYSTEMS LOGO]

                                NETWORK SERVICES

[PEROT SYSTEMS LOGO] Network Services Mission

o Bring the state of the art in end-to-end distributed computing infrastructure services to our customers' enterprises

o Develop and deliver a refined, proven and reliable set of consulting and project management processes that addresses the networking lifecycle

o Develop and maintain the key vendor partnerships to create a value-added end-to-end solution

o    Build, develop, retain a world-class delivery team

[PEROT SYSTEMS LOGO] Network Services Offering

                                    [CHART]

[PEROT SYSTEMS LOGO] Network Lifecycle Methodology

                                    [CHART]

[PEROT SYSTEMS LOGO]

                       INFRASTRUCTURE STRATEGIC PARTNERS

[PEROT SYSTEMS LOGO]

STRATEGIC PARTNERS

                                    [LOGOS]

                 "Leverage" an important part of our capability

[PEROT SYSTEMS LOGO]

                         GLOBAL INFRASTRUCTURE SERVICES
                                     Q & A

[PEROT SYSTEMS LOGO]

                ENTERPRISE SYSTEM DEVELOPMENT AND INTEGRATION --
                                  ROD THOMPSON

[PEROT SYSTEMS LOGO] Agenda

o    Program Management Methodology Overview

o    Case Study -- Odyssey

[PEROT SYSTEMS LOGO]

PROGRAM

MANAGEMENT

METHODOLOGY

      INITIATION                EXECUTION

                                                             Program
                                                           Management
                                                            Overview
    [1]        [2]       [3]       [4]       [5]
FEASIBILITY            PLANNING        SHUTDOWN


                               PROJECT LIFECYCLE

       "The Perot Systems guideline for managing programs and projects."

[PEROT SYSTEMS LOGO] Why Do We Need a Methodology?

                    Standish Group 1998 Chaos Study Results

  28%                              46%                           26%
FAILED                         CHALLENGED                     SUCCESSFUL

(NEVER COMPLETED              (COMPLETED, BUT OVER          (COMPLETED ON TIME,
OR CANCELLED)                 BUDGET, NOT ON TIME, OR       WITHIN BUDGET)
                              WITH LESS FUNCTIONALITY)

[PEROT SYSTEMS LOGO] Feasibility
                                                                 [GRAPHIC]
PURPOSE

ESTABLISH THE END USER RELATIONSHIP TO GENERATE SUFFICIENT INTEREST TO JUSTIFY INVESTMENT.


OBJECTIVES

o    GATHER SUFFICIENT INFORMATION TO ASSESS OPPORTUNITY

o    CLARIFY AND DEFINE THE SPONSOR'S BUSINESS NEED

o    UNDERSTAND THE PROBLEM TO BE SOLVED

o    IDENTIFY DESIRED APPROACH TO SOLVE THE PROBLEM


OUTPUTS

o    PROJECT CHARTER

[PEROT SYSTEMS LOGO] Initiation          INITIATION
                                   [1]       [2]       [3]       [4]       [5]
                                             ---

PURPOSE

FURTHER DEFINE THE BUSINESS REQUIREMENTS AND OBJECTIVES. THE RESULTING WORK IN THIS PHASE FEEDS THE PROPOSAL DEVELOPMENT PROCESS.


OBJECTIVES

o    IDENTIFY PROJECT OBJECTIVE

o    CLEARLY IDENTIFY BUSINESS REQUIREMENT AND MAJOR DELIVERABLES

o    DEVELOP HIGH-LEVEL ESTIMATES OF PROJECT SCOPE, SCHEDULE AND RESOURCES

o    PROVIDE INPUT TO THE PROPOSAL PROCESS


OUTPUTS

o    PROJECT DEFINITION WORKSHOP

o    PROJECT DEFINITION WORKSHOP REPORT

o    RESOURCE ESTIMATE

o    SCHEDULE FOR PLANNING PHASE

[PEROT SYSTEMS LOGO] Planning
                                   [1]       [2]       [3]       [4]       [5]
                                                       ---
                                                     PLANNING
PURPOSE

PROJECT PLANNING IS OF MAJOR IMPORTANCE TO A PROJECT. DETAILED PROJECT PLANNING ESTABLISHES THE PLANS, PROCESSES, CONTROLS AND TOOLS TO WILL BE UTILIZED DURING EXECUTION PHASE.


OBJECTIVES

o    VALIDATE AND REFINE BUSINESS REQUIREMENTS

o    DRILL DOWN SCOPE TO PRODUCE DETAILED WORK BREAKDOWN STRUCTURE

o    FINALIZE PROJECT SCHEDULE, RESOURCES AND BUDGET

o    ORGANIZE AND FINALIZE PROJECT TEAM

o    ESTABLISH PROJECT CONTROL PROCEDURES

o    OBTAIN CUSTOMER AGREEMENT/CONTRACT


OUTPUTS

o    PROJECT INITIATION WORKSHOP CHECKLIST

o    PROJECT INITIATION WORKSHOP REPORT

o    PROJECT SCHEDULE

o    QUALITY AND COMMUNICATIONS PLANS

o    CHANGE CONTROL PROCESS

o    STATUS REPORT FORMAT

o    SIGNED PROJECT PLAN

[PEROT SYSTEMS LOGO] Execution                              Execution
                                   [1]       [2]       [3]       [4]       [5]
                                                                 ---

PURPOSE

KICKS OFF DELIVERY ASPECTS OF THE PROJECT. PROGRESS, QUALITY, SCOPE, RISK, COSTS AND CHANGES ARE MONITORED, MEASURED AND CONTROLLED AGAINST THE PROJECT PLAN USING THE MECHANISMS ESTABLISHED IN THE PLANNING PHASE.



OBJECTIVES

o    FULFILL CONTACT DELIVERABLES SUCCESSFULLY

o    MONITOR AND CONTROL CONTRACT DELIVERY

o    COMMUNICATE PROGRESS AND ISSUES TO PROJECT STAKEHOLDERS


OUTPUTS

o    KICK-OFF MEETING MINUTES

o    UPDATED PROJECT SCHEDULE

o    COST TRACKING WORKSHEET

o    STATUS REPORTS AND MINUTES

o    APPROVED CHANGE REQUESTS

o    PROJECT COMMUNICATIONS CALENDAR

O    METRICS AND SHUTDOWN SCHEDULE

o    CUSTOMER ACCEPTANCE SIGN-OFF

[PEROT SYSTEMS LOGO] Shutdown
                                 [1]       [2]       [3]       [4]       [5]
                                                                         ---
                                                                       SHUTDOWN
PURPOSE

REVIEW AND EVALUATION OF THE PROJECT AND REPORTING THE OUTCOME OF THE PROJECT. SHUTDOWN OF ALL PROJECT WORK AND PROCESSES AS WELL AS EFFORTS TO ENSURE FUTURE PROJECTS BENEFIT FROM THE ACCOMPLISHMENTS OF THIS PROJECT


OBJECTIVES

o REVIEW, EVALUATE AND REPORT PROJECT ACCOMPLISHMENTS, DELIVERABLES, BEST PRACTICES AND LESSONS LEARNED

o    TRANSITION PROJECT STAFF

o    SHARE PROJECT KNOWLEDGE GAINED WITH CUSTOMER AND PEROT SYSTEMS


OUTPUTS

o    POST PROJECT REPORT

[PEROT SYSTEMS LOGO]

                              CASE STUDY: ODYSSEY

[PEROT SYSTEMS LOGO] Car Rental Industry -- AN INTERNATIONAL PERSPECTIVE

o    The car rental business model
     o    Customer perceived commodity-type service
     o Saturated market -- Significant global, national and niche competitors
     o    Significantly price competitive versus service competitive
     o    Difficult economic model
          o    low profit margins
          o    large capital outlays for vehicles
o    Customer perceptions
     o    Business travelers/frequent renters (70%)
          o    car companies are much the same
          o    service is slow and quality is spotty
     o    Leisure travelers/infrequent renters (30%)
          o    car rental companies are out to sell optional services
          o    rental prices are too high
          o    not as concerned about speed or service levels
o    Travel industry is generally predictable and experiences annual cycles

[PEROT SYSTEMS LOGO] National Car Rental: Business Drivers/Needs

o    Background Information on National:

     o National Car Rental System, Inc. was acquired in January 1997 by Republic Industries

          o Headquartered in Minneapolis, Minnesota, National has approximately 650 locations in the United States, Canada and Australia with marketing affiliations in Latin America, Europe, Japan and the Caribbean. Domestically, the company operates an average fleet of approximately 160,000 vehicles.

          o National is the 5th largest company world-wide in the car rental industry

o    Business Drivers/Needs

     o Ability to deliver a cost contained solution with tightly-coupled, shared risks

     o    Ability to rapidly bring Odyssey to market

          o quickly improve ability to manage the business through improved information

          o    ability to displace the incumbent IT provider's expiring contract

          o faced with a significant investment to re-mediate the legacy system

[PEROT SYSTEMS LOGO] National Car Rental: Business Drivers/Needs

o Business Drivers/Needs a low-risk system and provider with a proven solution

     o    a system containing global/international capabilities

          o    multi-language
          o    multi-currency
          o    multi-national regulations and taxes

     o flexibility in a system to incorporate future business and market changes

          o    internet
          o    supplier e-commerce integration
          o    future company expansions

               o    National Tilden
               o    National Australia
               o    Alamo

          o    the Euro
          o    and so on ...

[PEROT SYSTEMS LOGO] National/Odyssey Project Description

o    National Car Rental (NCR) operations perspective:

     o    Three major Reservation facilities
     o    Over 500 Rental Operations Stations
     o    Over 4,000 user terminals
     o    Over 7,000 end users
     o Existing mission critical application (Expressway) resided on an IBM mainframe; comprised of 70+ legacy systems, 20+ years old

o    Odyssey development and rollout:

     o Migrate the existing Expressway system off of the mainframe and onto a new multi-tiered client/server platform (Odyssey) over a 15+ month period
     o New platform comprised of five high-end and fourteen mid-range Unix servers, supporting four terabytes of disk space
     o    Convert Expressway operational and historical data
     o    Bridge Expressway and Odyssey information during transition
     o    Overhaul process/procedure workflow

o    Scope/challenges

     o Managing the client sub-teams on 'must-have' functionality and having client senior leadership make the tough decisions on moving functionality to the future
     o    Tight delivery time frames
     o    Creating the 'point release' strategy to avoid the 'big bang'
     o    Staffing the team

o    Scope/challenges (continued)

     o    Remote development sites; Orlando, Reston, Denver, Lexington, London,
          India
     o    Internal Communication amongst over 400 associates
     o Implementation/Integration/Testing of the components of a complex system
     o    Deferring non 'day one' requirements to future releases
     o    Client's ability to support data setup requirements
     o    Change Control, Contract Management, Budget control
     o    Interim support of other NCR systems currently supported by EDS

[PEROT SYSTEMS LOGO] Application Methodology


                               SALES & MARKETING

                               USER MAINTENANCE
BILLING                           FUNCTIONS                  FLEET

                                   ODYSSEY
                                  DATA BASE


          RENTAL
        OPERATIONS                                   RESERVATION

                              -------------------
                                   CUSTOMERS

[PEROT SYSTEMS LOGO] Development Staffing

o Odyssey development locations included Atlanta, Denver, Lexington, Minneapolis, Orlando, and Reston in the US, and London in the UK.

o Implementation teams include Infrastructure (network, operations, database administration, testing, and user training), Development, Data Conversion and Training

o    Development sub-teams include:

     o Reservations, Rental Operations, GDS, Managed Resources/Fleet, Billing, Rates, Sales and Marketing, Tools and Methodology, Internet/Intranet

o    Development staffing requirements -- 7/1/97 start:

     o    by   01 Sep 1997    down  53
     o    by   01 Oct 1997    down  81
     o    by   01 Jan 1998    down 115
     o    by   01 Feb 1998    down 132
     o    by   01 Apr 1998    down 145 (maintain this level until 01-Jul-1998)

[PEROT SYSTEMS LOGO] Odyssey Development Effort

o    Overall Effort:

     --   300 Man-Years within First 2 Years
     --   At Peak 200 developers
     --   $100M + investment to-date

o    Application Size:

     --   > 750 Screens
     --   > 750 Pro C Programs
     --   > 250 ReportWriter Modules

o    Scalable -- up and down

[PEROT SYSTEMS LOGO]

                            PRACTICE AREAS (SAP) --
                               SUKUMAR NARAYANAN

[LOGO}

[PEROT SYSTEMS LOGO] TeamSAP Partner

o Solutions Consulting (SC) specializes in the planning, implementation and support of SAP R/2 and R/3 for manufacturing and distribution companies.

o SC is an SAP National Implementation Partner, mySAP.com Partner and a Certified ASAP Partner.

o SC has a track record of 100% success as a prime integrator and supporter of SAP solutions. This means:

     o    all projects at or under budget
     o total actual project consulting fees consistently less than competitive bids
     o    all projects completed at or earlier than schedule timeframe
     o all projects achieved scoped or additional functionality and planned or greater business process re-engineering to support targeted business case.
     o    all projects achieved targeted knowledge transfer to client personnel
     o references available from multiple core team members at all of SC's SAP clients

[PEROT SYSTEMS LOGO] SAP Project Profile

o    Our consultants average 5 years of SAP experience

o    Our consultants average 9 years of industry and business process experience

o On each of the projects, we are working with a client team to deliver a solution which will cost between 1/3 and 1/2 less than fees quoted by the competition

o    Each project is "powered" by the ASAP implementation methodology

o We are providing substantial re-engineering of business processes and knowledge transfer to the client core team

o    The projects include a large number of international sites

o We will provide long-term application and infrastructure support both on-site and remotely (from our Solution Centers)

o    The result -- 100% project success (... just ask our customers)

[PEROT SYSTEMS LOGO] SAP Implementation Successes -- (Dow Corning Corporation)

o    Full suite, global SAP R/3 implementation

o    SAP Modules: FI, CO, MM, PP-PI, QM, SD, PM, WM

o    The project followed a phased implementation approach --

     o Global design template used to roll-out across all Dow Corning locations
     o    United Kingdom first, followed by Europe, the Americas, and Asia

o Timeline: SC start Nov 95, 3.0b installed Feb 96, Pilot Roll-out completed in September 1996 in 3.0e

o Solutions consultants led the team through gap analysis, design, conference room pilots, configuration, conversion, testing, and cut over

o    SC participated through the European roll-out and into Japan and the US

o    Dow Corning implementation now includes:

     o    Europe, North America, South America, Asia-Pacific
     o    18 Countries, 3 languages (including Kanji)
     o    Over 85 locations
     o    Average 800 concurrent users in near 24/7 environment

[PEROT SYSTEMS LOGO] SAP Implementation Successes --
(Calgon Carbon Corporation)

o International chemical and equipment manufacturer and distributor with $340 million in annual sales

o    SAP Modules: FI, CO, AM, MM, PP, QM, SD

o Five in-scope business units ranging from discrete/small project systems to consumer packaged goods environment to batch process chemicals environment

o 12 Sites in 6 Countries implemented in 8 months. Phase II (3 sites, 2 countries) implemented on schedule over 4 months in parallel with Phase I support.

o    SAP R/3 supports all critical business functions

     o Order management, product allocation, pricing, promotion and credit management
     o Procurement, material planning, supply chain management and quality management
     o Financial, cost/profit center accounting, legal consolidations and asset management
     o Make-To-Stock/Package-To-Order chemicals management, services business management and small projects management

o    SC consulting fees charged 1/3 less than top end budget

[PEROT SYSTEMS LOGO] SAP Implementation Successes --
(RTI International -- RMI Titanium)

o Core manufacturing business implementation and pilot distribution business implementation for nonferrous metals manufacturer and distributor with $360 million in annual sales.

o SAP Modules: FI, CO, MM, PP, SD, VC, HR (PA, PD, 9 payrolls) Integrated 3rd party applications for product specifications (MASS), shop floor data collection (Factivity), custom production data approval system, custom labor incentives system, time and attendance (Kronos), custom lab information management and custom cast(melt) formulation management.

o Phase II launched on schedule for acquisitions roll-out, plant maintenance, app analysis

o SAP R/3 supports all critical business functions for RMI and core converters

     o Order management, pricing, promotion, credit management, variant configuration
     o Procurement, material planning, and custom cutting production management
     o Forecast, plan, schedule, production management, piece rate incentives, traceability/certificates for Melt(Cast) and Mill sides of production
     o AP, AR, Costing, Financials, Mgmt. and Financial Reporting, employee admin, benefits, payroll

o    Met time, dollar and business drivers budget by managing to vision

     o Proactive reaction to additional needs as they became visible (VC, Factivity, Kronos, etc.)
     o    Managed through labor strike in the middle of the implementation

[PEROT SYSTEMS LOGO]

                             LEADING FOR CHANGE --
                                 DAVID KANALLY

[PEROT SYSTEMS LOGO] Sample Objective of a Change Process

o    To successfully create a new, enterprise-wide IT entity

SUCCESS IS MEASURED BY:

o    No impact on service levels/seamless to the customer

o    People feel they have been treated fairly and with respect

o    People affected with judge it a good move 12 months later

o    100% acceptance of the change

o    No employee relations flash points

o    No negative press

[PEROT SYSTEMS LOGO] Sample Ground Rules

o    Our style will be strongly persuasive

o    We operate with principles

o    We communicate timely, honestly, factually

o    We plan and publicize, so people have a roadmap

o We support our change agents with development and training to achieve a successful transition

o    We design the process with fairness and respect for people

o    Cascading of information will be through line managers

o We will sequence the transition strategically, starting with line managers and working from there

[PEROT SYSTEMS LOGO] Sample Change Process

                               SPONSOR [GRAPHIC]

DELIVER ON THE COMMITMENT

o    Ensuring feedback
o    Integrating new practices
o    Fostering ownership
o    Producing a culture of change

DEFINING THE CHANGE

o    Creating a vision for change
o    Ensuring change compatibility
o    Assuring "end user" buy-in
o    Ensuring top management support

DEFINING KEY STRATEGIES

o    Building the change team
o    Generating a network
o    Clarifying change strategies
o    Contracting for responsibilities

DIRECTING THE IMPLEMENTATION PROCESS

o    Generating a change plan
o    Developing individual and team leadership
o    Making critical decisions
o    Generating continuous improvements

[PEROT SYSTEMS LOGO] Sample Principles for Change

o    Strong leadership and direction from executive and senior management

     o    Words and actions

     o    Financial Support

     o    Be there when the going gets tough

     o    Secure leaders in their future roles

o    Leadership by example from line managers

     o    Early transition of line managers (change agents)

     o    Setting the pace for the new environment

     o    Bringing their teams through transition

o    Communicating the business context for change

     o    Benefits to the business

     o    Fit with the company's competitive strategy and vision

o    Open and honest approach to change

     o    All people issues will be dealt with fairly

     o    At a minimum, nobody will lose out in the transition

     o Individual's need for reasonable time to reflect, consult and decide will be respected

     o    Appropriate support and advice will be available to staff

     o    Communications will be clear, timely, truthful and concrete

[PEROT SYSTEMS LOGO] Sample Roles

o    Sponsor--responsible for successful transition

     o    Leading enthusiastically, from the front, in words and actions

     o    Creating and articulating the vision

     o    Clearing the roadblocks

     o    Driving the change

     o    Managing issues and risks

o Integrator/manager--responsible for orchestrating and driving overall approach to change

     o    Generating change plan

     o    Getting the job done at all costs

     o    Assuring timely progress of all change plan elements

     o    Forgoing alliances, gaining personal acceptance

     o    Driving completion of critical actions

     o    Monitoring and reporting progress

o    Change agents/line managers--implement change on the ground

     o    Implementing change on the ground

     o    Making the change themselves first

     o    Bringing their teams through the change

     o    Highlighting issues and risks

     o    Feedback

     o    Living the example

o Communications manager--develops and delivers communications through the life of the change process

     o    Identifying audiences

     o    Identifying key messages, provides consistency in messages

     o    Identifying appropriate media, channels and frequency

     o    Supporting/qualifying change agents in communications

     o    Validating communications through feedback channels

o    Subject matter experts--provide content and guidance as required

     o    HR/Personnel

     o    Training and Development

     o    Change Management

[PEROT SYSTEMS LOGO]



TRANSITION PROCESS - DAVID KANALLY

[PEROT SYSTEMS LOGO] Perot Systems Transition Approach


                      Perot Systems employs and integrated
                    transition process that affords both its
                  applicants and Associates the opportunity to
                  share and gather essential information that
                   serves as the basis for the evaluation and
                       decision regarding current career
                                 opportunities

[PEROT SYSTEMS LOGO] Transition and On-Boarding Processes

                                    [CHART]

[PEROT SYSTEMS LOGO]



                                PEOPLE PROGRAMS

[PEROT SYSTEMS LOGO] What are People Programs?

BUDDY PROGRAM

o       On-Boarding--one-year process

o       Company orientation

o       Key activities

o       Employees volunteer


BROWN BAG SESSIONS

o       Informal learning sessions

o       Emphasis on personal and professional growth

o       Supports knowledge and people integration


ALL HANDS

o       Industry Group/Account meeting

o       Provides business unit status report


BUSINESS UNIT ORIENTATION

o       Follow up to company orientation

o       Provides business unit, account, or Industry Group overview

o       Leadership volunteers


NEWSLETTER

o       Provides current information on business unit activities

o       Celebrates personal and professional Associate accomplishments

C.A.R.E.

   community and associate related events

o       Addresses emergency needs of Associates

o       Includes community service projects

[PEROT SYSTEMS LOGO]




BUSINESS CONSULTING/E-COMMERCE - BOB SUH

[PEROT SYSTEMS LOGO] Introduction


o 70 experts in strategy, business performance improvement, organization change

o    200 experts in CRM, ERP, and e-commerce

o    150 experts in B2B exchange platform development

o    Flawless execution and change provides huge shareholder value

[PEROT SYSTEMS LOGO] E-Commerce Track Record

    CLIENTS                          WORK                                  RESULTS

WW. Grainger             Designed and built Order Zone           Voted 3rd most successful B2B
                         B2B marketplace                         e-commerce site by Business
                                                                 Week

PNC Bank                 Building BillingZone EBPP               1st payor focused EBPP B2B
                         marketplace                             marketplace - launch date
                                                                 6/1/00

Owens & Minor            Developed corporate e-commerce          Prioritized IT initiatives around
                         strategy and implemented e-             new e-commerce strategy
                         commerce enabling technologies

MetalSite                Defined B2B marketplace value           B2B Industry leader in metals
                         proposition, developed system           industry
                         architecture

Louisiana Pacific        Identified e-commerce                   Positioned LP to drive
                         opportunities and developed             development of e-commerce
                         investment grade business plan          in building products industry

GE Plastics              Designed/implemented a web              Transformed an e-commerce
                         based front end and integrated this     site that had < $10K sales/
                         into existing order mgmt, fulfillment,  week into one doing over
                         and financial systems                   $1.5MM sales/day

[PEROT SYSTEMS LOGO] Recent Deals in E-Commerce


o    SmithKline Beacham

     o    Global e-commerce strategy

     o    Focus on getting ahead of curve for major customers

o    LTV

     o    Global e-commerce strategy

o    Microsoft

     o    Project management support for Next Generation Supply Chain project

o    Gerling

     o    New venture in internet insurance

o    Johnson Controls

     o    E-commerce organization set-up and business planning

[PEROT SYSTEMS LOGO] Sector by sector highs and lows


Everyone                                        Leaders consolidate positions
rushes in         Weakness
                  becomes
                  apparent         Dominant and
                                   strong players       Old and new
                                   survive on           merge
                                   fundamentals
                                                        Next Walmart
                         Arbitrage ends

Optical
Networking        Internet
                  consultants           Business to
                                        Consumer

Wireless
applications      Incubators

                  B2B
                  exchanges

[PEROT SYSTEMS LOGO] What drives the wild ride?

o    P/Es have moved up -- we are in a promise-driven market

o    Huge ramp-up in venture capital and faster seed-to-IPO cycles

o    Day traders and individuals are swinging the market

o Large institutions claim they (HAD) no choice but to heed momentum and ignore fundamentals

[PEROT SYSTEMS LOGO] What does this mean for executives?

o    Make big promises to keep up

o    Spend more time with non-customer constituents

o    Be capable of attracting and retaining talent

o    Top-line on "things", bottom-line on "non-things"

o    Execution, execution, execution

[PEROT SYSTEMS LOGO] Execution affects share price


      Above    Getting By On Good Looks           Looking Pretty
     Industry
      Group           HERBALIFE                      GILLETTE
                        AVON                       NUSKIN ASIA
                                                    LANDS' END
                                                   ESTEE LAUDER
                                                      REVLON

 CHANGE IN
MARKET VALUE   Makeover Candidates                All Personality, No Looks

                   TUPPERWARE                              COLGATE

      Below
     Industry
      Group
                   Low                                              High
               Performance                                       Performance
                                       OPERATIONAL
                                    EXCELLENCE METRICS

[PEROT SYSTEMS LOGO] Owens & Minor

o Target a business area         o Increased sales growth with e-commerce
                                 o Now starting supply chain program

o Practical and flexible         o Started and stopped new ventures
                                 o Advised on industry partnerships
                                 o Supported dot com alliances

o Ability to change all          o Manage end-to-end systems
  aspects of targeted area       o Manage IT cost center
                                 o Provide strategic consulting and systems
                                   integration for e-commerce

o Market focus                   o Helped close major new deal
                                 o Activity partner in sales involving
                                   e-commerce and technology

[PEROT SYSTEMS LOGO] Five E-Commerce Myths

1.   Dot-com's can beat established firms.

2.   E-commerce will solve old problems.

3.   B2B exchanges are stand-alone businesses.

4.   E-commerce is strategic and proprietary.

5.   First movers gain competitive advantage.

[PEROT SYSTEMS LOGO] Early Predictions

o Huge consolidation of B2B exchanges  -->  o 50+ STOCK EXCHANGES IN NEW YORK
                                            o MOST EXCHANGES WILL LOOK LIKE PONG
                                            o MOST WILL RECOGNIZE AS UTILITIES

o Industry alliances aren't businesses,-->  o STANDARDS AND COMMON PROCESSES
  but may be shared services                  HIGHEST PRIORITY
                                            o MUST OVERCOME GROUP GROPE
                                              CHALLENGE

o EDI will be as persistent as COBOL  -->   o IF IT AIN'T BROKE, DON'T FIX IT
                                            o NETWORKING BENEFITS FAR OFF
                                            o CONCERN OVER CAPACITY AND
                                              THROUGHPUT

o Collaboration will provide gains,   -->   o CULTURE, HISTORY AND COMPENSATION
but big execution hurdles                     ARE ROADBLOCKS
                                            o MASSIVE DATA WAREHOUSING ISSUES

[PEROT SYSTEMS LOGO]  Assessing Projects Against Risk/Return Criteria

AREAS TO ASSESS               LOW                                               HIGH
o  Ownership        o   One owner               Shared ownership        o   Unclear ownership
                    o   Clear accountability    Aligned objectives      o   Wrong owner

o  Stakeholders     o   Competitive pay         Workload exceeds pay    o   Pay not competitive
                    o   Role matches skills     New functions added     o   Role exceeds skills
                    o   Communication clear     Communication unclear   o   No communications

o  Information      o   No technology changes   Known technology        o   New technology
   Technology       o   Can use manual          Modifications           o   On-line, real-time
                        procedures, faxes,      New front-end           o   Real-time interfaces
                        phones

o  Implementation   o   Strong leader           Untested leader         o   Undefined leader
   Team             o   Team worked together    Experienced team        o   Extensive outside assistance
                    o   Team has track record                           o   Inexperienced, young team

o  Deployment       o   Simple                  Requires training       o   Systems installation
                        policy/procedure        New systems/reports     o   Complex technical interfaces
                        change                                          o   New roles & reporting
                    o   Clear understanding
                        communication

[PEROT SYSTEMS LOGO]



ENERGY DOMAIN DISCUSSION - KEN SCOTT/ED SMITH

[PEROT SYSTEMS LOGO]  Summary - Recap

DID WE COVER ALL THE ISSUES?

  o  WHO WE ARE?

  o  OUR COMPETENCY BEHIND STRUCTURING BUSINESS RELATIONSHIPS.

  o  DID WE COVER ALL THE BUSINESS & TECHNOLOGY AREAS THAT INTERESTED YOU?

  o  SAP, DRA, NETWORK (VOICE AND DATA), HELP CENTERS

  o  BUSINESS CONSULTING, E-COMMERCE, CHANGE MANAGEMENT

  o  NEXT STEP?